UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22987
Pioneer ILS Interval Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2020

Date of reporting period:  November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer ILS
Interval Fund
Annual Report | October 31, 2020
Ticker Symbol: XILSX
Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-844-391-3034.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-391-3034. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer ILS Interval Fund | Annual Report | 10/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities.
However, as the fourth quarter continued, we began to read some encouraging news on the vaccine front, as multiple pharmaceutical companies announced successful clinical trials for their COVID-19 vaccinations and applied for emergency-use approval for the drugs with the Food and Drug Administration. Government officials followed up on the positive news by announcing that deployment of at least one of the vaccines to frontline workers could begin even before the end of this calendar year, with the potential for widespread distribution by mid-2021.
While there may finally be a light visible at the end of the pandemic tunnel as 2020 comes to a close, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the following quarters. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the U.S. Presidential Election was in high gear as we entered the fourth quarter. This election contributed to the market volatility as investors pondered the possible outcomes and their potential effects on the economic outlook.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 18, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 3

Portfolio Management Discussion | 10/31/20
In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the 12-month period ended October 31, 2020. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi)*, is responsible for the day-to-day management of the Fund, along with P. Campbell Brown, a vice president and a portfolio manager at Amundi.
Q How did the Fund perform during the 12-month period ended October 31, 2020?
A Pioneer ILS Interval Fund returned 7.77% at net asset value (NAV) during the 12-month period ended October 31, 2020, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month U.S. Treasury Bill Index, returned 0.92%.
The Fund produced a gain in each of the 12 months in the annual reporting period. Notably, it posted a positive return of 1.44% in the first calendar quarter of 2020 even as the equity, fixed-income, and commodity markets experienced a significant downdraft due to COVID-19. We believe the performance underscores the Fund’s ability to offer risk and return characteristics that are uncorrelated with those of traditional asset classes.
Q What were the principal factors that affected the Fund’s performance during the 12-month period ended October 31, 2020?
A As would be expected, developments specific to the asset class drove performance in the ILS market during the 12-month period, rather than either interest-rate movements or investors’ attitude toward riskier investments, which fluctuated at times in the wake of the COVID-19 crisis. While certain events had negative effects on the reinsurance industry over the past year, favorable pricing trends more than offset those losses, and so the Fund's overall performance benefited from the positive trends outweighing the negative loss events over the full annual reporting period.
As always, hurricane season had an impact on the ILS market over the 12-month period. The 2020 North Atlantic season was very active, with 28 named storms, seven becoming hurricanes, three of which achieved
*  See Notes to Financial Statements Note 7.
4 Pioneer ILS Interval Fund | Annual Report | 10/31/20

major hurricane status (Category 3 or higher) through October 31, 2020. The economic and insurable losses from a hurricane are highly correlated with the landfall location. Of the 28 named storms so far this season, only a few affected the reinsurance industry based on location, event characteristics, and possible losses.
With regard to Western U.S. wildfires, the expectation is that the industry could experience losses in the $4 billion to $8 billion range in total. That loss range spreads across many different fires, with no individual fire coming close to the losses wrought by “Tubbs” fire (2017) or the “Camp” fire (2018). It is important to note that reinsurance losses have typically correlated closely with structures destroyed and, similar to hurricanes, the location of the property damage as opposed to total acreage burned. In that regard, we believe there could be only modest wildfire losses in the reinsurance market, most of which could be retained/covered by the primary insurance companies.
Q What were the key trends with respect to pricing in the ILS market during the 12-month period ended October 31, 2020?
A After experiencing challenges in late 2018 due to the California wildfires and Typhoon Jebi, the ILS market has since stabilized and provided steady returns for investors. One key factor supporting the market has been favorable pricing trends fueled, in part, by those events. Overall, the global property catastrophe Rate on Line (ROL) rose about 5% on average for the January 1, 2020, renewals. The April 2020 renewal rates for Japanese typhoon risk resulted in price increases of between 35% and 55%, on top of the 15% to 25% rate improvement achieved in April 2019. The losses associated with active typhoon seasons in 2019 and 2018 facilitated price increases for that particular peril. June 1 renewals, which have a primary focus on U.S. hurricanes, saw ROL improvements in the range of 20% to 25%. In the July 1 cycle, which largely comprises U.S. nationwide programs and some single-state renewals, such as California, the reinsurance industry achieved ROL improvements ranging from 10% to 25%.
As 2020 draws to a close, investors have been looking ahead to the January 1, 2021, renewal, a period that has usually featured the finalization of about 60% of the total global transactions for the year. Traditionally, during the last few weeks of December and into early January, there has been a wide range of speculation regarding the ILS pricing environment for the January renewals. We believe this important upcoming renewal period is shaping up to be very different – and possibly quite positive – given that unique market conditions have indicated attractive prices per unit of risk.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 5

While we feel it is important to understand ROL increases, that information provides just one part of the equation that we employ to evaluate the market. We also consider the risks, loss probabilities, and the terms and conditions associated with each investment opportunity. By evaluating those factors in an integrated fashion, using both quantitative and qualitative research and modeling, we believe we are prudently managing the Fund’s allocations so that we can pursue potentially attractive returns each year.
Q How did the COVID-19 situation affect the ILS market during the 12-month period ended October 31, 2020?
A While the outbreak of COVID-19 has had a large impact on society and the world economy, direct pandemic risk has remained a minor part of the ILS marketplace. Within the reinsurance industry, there are different business lines where potential effects of the pandemic could be evident, including event cancellations, travel, financial lines, and liability. The Fund typically does not participate in any of those areas of the market. Business interruption (BI) coverage is often included in many commercial property insurance policies, but most U.S. and Asian insurers had moved to exclude epidemics and pandemics (both bacterial and viral) in standard policies in the early 2000s. Further, standard property insurance policies require actual physical damage to the property in order to make a valid claim for business interruption in most countries around the world, not just in the United States. With that said, we do expect to see some BI losses occur in certain European transactions since contract language in policies from that region is weaker.
In the early stages of the pandemic, there was some discussion that reinsurers should be responsible for damages regardless of the wording or intent of the policies. Over the past few months, however, a wide range of favorable legal, legislative, and regulatory outcomes has supported the importance of adhering to and protecting contract law.
We expect the Fund may experience only minor losses associated with COVID-19 overall, and the pricing changes related to the situation have already been incorporated into the Fund’s performance results.
Q Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2020? If so, did they have any effect on performance?
A We invested the portfolio in some forward foreign currency contracts during the 12-month period in an effort to hedge the risk of having investments denominated in non-U.S. dollar currencies. The contracts had no material impact on the Fund’s results.
6 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Q What factors affected the Fund’s distributions** to shareholders during the 12-month period ended October 31, 2020?
A The Fund does not distribute income monthly. Instead, distributions are determined each year based on the premiums earned from the portfolio’s investments over the previous 12 months. In November 2019, the Fund paid a dividend* of $0.5517 per share, a slight decline from the December 2018 dividend of $0.5542 per share. November 2020 is the Fund’s next scheduled distribution.
Q Did you make any changes to your investment strategy in managing the Fund over the 12-month period ended October 31, 2020?
A We have maintained a steady approach that attempts to keep the portfolio well diversified*** across different regions and perils. We focus on sponsor quality and deal structure in picking the Fund’s investments, while seeking to avoid the riskiest parts of the ILS market. Our goals are to have the portfolio’s holdings broadly reflect the risks and returns associated with the reinsurance industry; to collect sufficient premiums to help offset a reasonable level of losses; and to deliver an attractive return for the Fund’s investors.
We do not invest the portfolio in every new ILS deal; instead, we use a comprehensive due-diligence process to evaluate each investment for the appropriate structure and alignment of interest between the Fund and the ceding insurer. We have continued to be sponsor-agnostic, meaning that there are no direct affiliations or ownership conditions in place with a reinsurer. We believe that approach allows us to avoid potential conflicts of interest and may prevent the Fund from having the idiosyncratic risks of holding large positions in one reinsurer. Instead, we have focused on the broad, overall ILS market.
We have remained dedicated to attempting to add value through our security selection process, rigorous attention to sourcing investments with attractive yields, and management of the portfolio’s risk profile.
**  Distributions and dividends are not guaranteed.
*** Diversification does not assure a profit nor protect against loss.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 7

Please refer to the Schedule of Investments on pages 14–27 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.
The Fund is not a complete investment program.
The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund’s outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund’s shares should be considered illiquid.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS include event-linked bonds, quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.
The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.
ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.
The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.
ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.
The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.
8 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.
When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.
As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 9

Portfolio Summary | 10/31/20
10 Pioneer ILS Interval Fund | Annual Report | 10/31/20

10 Largest Holdings

(As a percentage of total investments)*

1.	Berwick Re 2020-1, 12/31/23	6.58%
2.	Merion Re 2018-2, 12/31/21	5.81
3.	Gullane Re 2018, 12/31/21	5.79
4.	Sussex Re 2020-1, 12/31/22	4.19
5.	Lorenz Re 2020, 6/30/23	3.44
6.	Harambee Re 2020, 12/31/23	3.41
7.	Bantry Re 2020, 12/31/23	3.27
8.	Eden Re II, 3/22/24 (144A)	3.25
9.	Pangaea Re 2020-3, 7/1/24	3.06
10.	Gleneagles Re 2020, 12/31/23	2.80

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 11

Prices and Distributions | 10/31/20

Net Asset Value

	10/31/20	10/31/19
Net Asset Value	$8.88	$8.79

Distributions

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
11/1/19 – 10/31/20	$0.5517	$ —	$ —

The data shown above represents past performance, which is no guarantee of future results.
Index Definition
The ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $1,000,000 Investment” chart appearing on page 13.
12 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Performance Update | 10/31/20
Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $1,000,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	ICE BofA
	Asset	3-Month
	Value	U.S. Treasury
Period	(NAV)	Bill Index
Life of Fund
(12/17/2014)	3.06%	1.03%
5 Years	2.42	1.20
1 Year	7.77	0.92

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.96%

Call 1-844-391-3034 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. All results are historical and assume the reinvestment of dividends and capital gains.
The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.
Please refer to the financial highlights for a more current expense ratio.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 13

Schedule of Investments | 10/31/20

Principal
Amount USD ($)		Value
UNAFFILIATED ISSUERS — 97.2%
INSURANCE-LINKED SECURITIES — 97.2%
of Net Assets#
Catastrophe Linked Bonds — 17.3%
Earthquakes – California — 0.0%†
250,000(a)	Ursa Re, 5.556% (3 Month U.S. Treasury Bill +
	547 bps), 12/10/20 (144A)	$ 249,400
300,000(a)	Ursa Re, 5.836% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	299,550
$ 548,950
Earthquakes – Chile — 0.1%
500,000(a)	International Bank for Reconstruction & Development,
	2.58% (3 Month USD LIBOR + 250 bps), 2/15/21 (144A)	$ 498,550
Earthquakes – Colombia — 0.1%
500,000(a)	International Bank for Reconstruction & Development,
	3.08% (3 Month USD LIBOR + 300 bps), 2/15/21 (144A)	$ 498,500
Earthquakes – Japan — 0.5%
1,250,000(a)	Kizuna Re II, 1.961% (3 Month U.S. Treasury Bill +
	188 bps), 4/11/23 (144A)	$ 1,248,125
750,000(a)	Kizuna Re II, 2.586% (3 Month U.S. Treasury Bill +
	250 bps), 4/11/23 (144A)	749,250
800,000(a)	Nakama Re, 2.2% (6 Month USD LIBOR + 220 bps),
	10/13/21 (144A)	798,000
1,750,000(a)	Nakama Re, 3.065% (3 Month USD LIBOR + 300 bps),
	4/13/23 (144A)	1,741,250
$ 4,536,625
Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
	3.669% (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 250,475
Earthquakes – Peru — 0.1%
700,000(a)	International Bank for Reconstruction & Development,
	6.08% (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)	$ 701,400
Earthquakes – U.S. Regional — 0.2%
1,500,000(a)	Merna Re, 2.086% (3 Month U.S. Treasury Bill +
	200 bps), 4/8/21 (144A)	$ 1,499,400
Inland Flood – U.S. — 0.1%
500,000(a)	FloodSmart Re, 11.916% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 506,750
Multiperil – Japan — 0.3%
750,000(a)	Akibare Re, 2.115% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	$ 742,500
2,250,000(a)	Akibare Re, 2.115% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	2,236,950
$ 2,979,450

The accompanying notes are an integral part of these financial statements.
14 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
	Multiperil – U.S. — 7.1%
2,750,000(a)	Bowline Re, Series Series 2018-1, 4.846% (3 Month U.S.
	Treasury Bill + 476 bps), 5/23/22 (144A)	$ 2,752,200
750,000(a)	Caelus Re V, 10.786% (3 Month U.S. Treasury Bill +
	1,070 bps), 6/7/21 (144A)	112,500
850,000(a)	Caelus Re VI, 5.586% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	857,820
1,750,000(a)	Caelus Re VI, 5.586% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/24 (144A)	1,754,550
1,000,000(a)	Fortius Re, 3.42% (6 Month USD LIBOR + 342 bps),
	7/7/21 (144A)	1,006,500
2,000,000(a)	Kilimanjaro II Re, 6.3% (6 Month USD LIBOR +
	630 bps), 4/20/21 (144A)	2,001,400
1,050,000(a)	Kilimanjaro II Re, 6.3% (6 Month USD LIBOR +
	630 bps), 4/21/22 (144A)	1,050,630
2,000,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/20/21 (144A)	2,001,000
1,000,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,000,400
3,050,000(a)	Kilimanjaro II Re, 10.61% (6 Month USD LIBOR +
	1,061 bps), 4/20/21 (144A)	3,050,000
16,500,000(a)	Kilimanjaro Re, 4.974% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	16,567,650
500,000(a)	Kilimanjaro Re, 13.644% (3 Month USD LIBOR +
	1,361 bps), 5/6/22 (144A)	501,700
366,992(a)	Residential Reinsurance 2016, 0.5% (3 Month
	U.S. Treasury Bill + 50 bps), 12/6/20 (144A)	366,625
650,000(a)	Residential Reinsurance 2016, 4.166% (3 Month
	U.S. Treasury Bill + 408 bps), 12/6/20 (144A)	649,220
2,500,000(a)	Residential Reinsurance 2016, 5.686% (3 Month
	U.S. Treasury Bill + 560 bps), 12/6/20 (144A)	2,496,250
250,000(a)	Residential Reinsurance 2017, 3.356% (3 Month
	U.S. Treasury Bill + 327 bps), 6/6/21 (144A)	250,650
2,000,000(a)	Residential Reinsurance 2017, 6.016% (3 Month
	U.S. Treasury Bill + 593 bps), 12/6/21 (144A)	1,993,600
1,700,000(a)	Residential Reinsurance 2017, 13.126% (3 Month
	U.S. Treasury Bill + 1,304 bps), 12/6/21 (144A)	1,688,780
1,250,000(a)	Residential Reinsurance 2018, 11.876% (3 Month
	U.S. Treasury Bill + 1,179 bps), 12/6/22 (144A)	1,248,250
250,000(b)	Residential Reinsurance 2019, 12/6/20 (144A)	242,075
2,500,000(a)	Residential Reinsurance 2019, 12.456% (3 Month
	U.S. Treasury Bill + 1,237 bps), 12/6/23 (144A)	2,513,500
250,000(b)	Residential Reinsurance 2020, 12/06/21 (144A)	185,000
2,000,000(a)	Residential Reinsurance 2020, 0.566% (3 Month U.S.
	Treasury Bill + 825 bps), 12/06/24 (144A)	2,000,000
1,000,000(a)	Residential Reinsurance 2020, 6.316% (3 Month U.S.
	Treasury Bill + 625 bps), 12/06/24 (144A)	1,000,000
10,050,000(a)	Sanders Re, 2.975% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	9,939,450

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 15

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
	Multiperil – U.S. — (continued)
2,750,000(a)	Sanders Re II, 4.5% (3 Month U.S. Treasury Bill +
	450 bps), 4/7/24 (144A)	$ 2,776,400
1,500,000(a)	Spectrum Capital, 5.965% (6 Month USD LIBOR +
	575 bps), 6/8/21 (144A)	1,507,650
250,000(a)	Tailwind Re 2017-1, 7.446% (3 Month U.S. Treasury Bill +
	736 bps), 1/8/22 (144A)	253,525
250,000(a)	Tailwind Re 2017-1, 9.186% (3 Month U.S. Treasury Bill +
	910 bps), 1/8/22 (144A)	253,800
		$ 62,021,125
	Multiperil – U.S. & Canada — 1.8%
4,500,000(a)	Hypatia Ltd., 6.836% (3 Month U.S. Treasury Bill +
	675 bps), 6/7/23 (144A)	$ 4,698,000
4,500,000(a)	Hypatia Ltd., 9.836% (3 Month U.S. Treasury Bill +
	975 bps), 6/7/23 (144A)	4,756,500
250,000(a)	Kilimanjaro Re, 4.994% (3 Month USD LIBOR +
	494 bps), 5/5/23 (144A)	250,650
6,040,000(a)	Mona Lisa Re, 8.086% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	6,147,512
		$ 15,852,662
	Multiperil – U.S. Regional — 0.9%
3,350,000(a)	Long Point Re III, 2.836% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 3,351,675
4,000,000(a)	Matterhorn Re, 5.086% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	4,013,200
		$ 7,364,875
	Multiperil – Worldwide — 1.0%
4,500,000(a)	Galilei Re, 5.174% (6 Month USD LIBOR + 513 bps),
	1/8/21 (144A)	$ 4,497,750
1,000,000(a)	Galilei Re, 5.724% (6 Month USD LIBOR + 568 bps),
	1/8/21 (144A)	997,200
250,000(a)	Galilei Re, 5.924% (6 Month USD LIBOR + 588 bps),
	1/8/21 (144A)	249,625
500,000(a)	Galilei Re, 8.674% (6 Month USD LIBOR + 863 bps),
	1/8/21 (144A)	498,250
500,000(a)	Galilei Re, 13.884% (6 Month USD LIBOR +
	1,384 bps), 1/8/21 (144A)	498,500
250,000(a)	Galileo Re, 7.569% (3 Month USD LIBOR + 750 bps),
	11/6/20 (144A)	250,250
2,250,000(a)	Kendall Re, 5.339% (3 Month USD LIBOR + 525 bps),
	5/6/21 (144A)	2,255,625
		$ 9,247,200
	Windstorm – Europe — 0.3%
EUR 2,000,000(b)	Windmill II Re, 7/5/24	$ 2,322,612

The accompanying notes are an integral part of these financial statements.
16 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
Windstorm – Florida — 0.2%
1,000,000(a)	Integrity Re, 4.05% (3 Month USD LIBOR +
	405 bps), 6/10/22 (144A)	$ 994,000
250,000(a)	Integrity Re II, 7.374% (3 Month USD LIBOR +
	725 bps), 4/12/23 (144A)	258,350
$ 1,252,350
Windstorm – Japan — 0.1%
1,000,000(a)	Akibare Re, 2.836% (3 Month U.S. Treasury Bill +
	275 bps), 4/7/24 (144A)	$ 999,800
Windstorm – Mexico — 0.4%
2,000,000	International Bank for Reconstruction & Development,
	6.733%, 3/13/24	$ 1,990,000
1,750,000(a)	International Bank for Reconstruction & Development,
10.169% (3 Month USD LIBOR + 1,000 bps),
	3/13/24 (144A)	1,753,325
$ 3,743,325
Windstorm – Texas — 1.0%
3,750,000(a)	Alamo Re, 3.486% (3 Month U.S. Treasury Bill +
	340 bps), 6/7/21 (144A)	$ 3,765,000
5,000,000(a)	Alamo Re II, 5.836% (1 Month U.S. Treasury Bill +
	575 bps), 6/8/23 (144A)	5,165,000
$ 8,930,000
Windstorm – U.S. Multistate — 0.0%†
1,000,000+(a)	Citrus Re, 0.186% (3 Month U.S. Treasury Bill +
	10 bps), 2/25/21 (144A)	$ 48,608
Windstorm – U.S. Regional — 3.1%
2,250,000(a)	Cape Lookout Re, 4.326% (1 Month U.S. Treasury Bill +
	424 bps), 2/25/22 (144A)	$ 2,270,700
8,000,000(b)	Matterhorn Re, 12/7/21 (144A)	7,304,000
4,000,000(a)	Matterhorn Re, 6.336% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	4,033,600
4,000,000(a)	Matterhorn Re, 7.586% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	4,025,200
7,750,000(a)	Matterhorn Re, 10.086% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	7,916,625
1,500,000(b)	Matterhorn Re, 12/7/20 (144A)	1,483,200
$ 27,033,325
	Total Catastrophe Linked Bonds	$150,835,982

Face
Amount USD ($)
Collateralized Reinsurance — 18.5%
Earthquakes – California — 0.3%
2,500,000+(c)(d)	Adare Re 2020, 1/31/21	$ 2,618,355
Multiperil – U.S. — 3.7%
6,410,084+(c)(d)	Ballybunion Re, 2/28/21	$ 6,550,278
5,451,411+(c)(d)	Ballybunion Re, 5/31/24	5,720,294

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 17

Schedule of Investments | 10/31/20 (continued)

Face
Amount USD ($)		Value
	Multiperil – U.S. — (continued)
1,250,000+(c)	Dingle Re 2019, 2/1/21	$ 25,657
1,535,000+(c)(d)	Dingle Re 2020, 1/31/21	1,571,048
15,703,476+(c)	Kingsbarn Re 2018, 5/19/21	15,704
15,150,000+(c)(d)	Kingsbarn Re 2020, 5/1/22	14,956,306
4,994,779+(c)(d)	Maidstone Re 2018, 1/15/21	289,725
3,062,750+(c)(d)	Riviera Re 2017, 4/30/21	393,257
11,084,286+(c)(d)	Riviera Re 2018-2, 4/30/21	3,060,656
		$ 32,582,925
	Multiperil – Worldwide — 12.8%
10,000,000+(c)(d)	Cerulean Re 2018-B1, 7/31/21	$ 2,767,000
4,600,000+(c)	Clarendon Re 2020, 12/31/21	4,617,794
4,537,500+(c)(d)	Cyprus Re 2017, 1/10/21	82,582
11,935,217+(c)(d)	Dartmouth Re 2018, 1/15/21	2,578,007
7,300,000+(c)(d)	Dartmouth Re 2020, 2/28/21	7,103,081
10,240,739+(c)(d)	Gloucester Re 2018, 2/28/21	1,802,370
5,400,000+(c)(d)	Kingston Heath Re 2020, 2/28/21	5,327,110
36,000+(c)	Limestone Re 2016-1, 8/31/21	587
82,000+(c)	Limestone Re 2016-1, 8/31/21	1,337
2,581,000+(c)(d)	Limestone Re 2019-2, 3/1/23 (144A)	4,412,477
1,539,000+(c)(d)	Limestone Re 2020-1, Series A, 3/1/24 (144A)	1,622,414
1,161,000+(c)(d)	Limestone Re 2020-2, 10/1/24	1,210,807
20,619,000+(c)(d)	Limestone Re 2020-2, 10/1/24	21,503,555
5,273,540+(c)(d)	Lindrick Re 2018, 0.914%, 6/15/21	4,908,430
9,000,000+(c)	Merion Re 2020-1, 12/31/23	8,946,650
12,000,000+(c)(d)	Old Head Re 2020, 12/31/20	11,666,912
7,333,436+(c)(d)	Oyster Bay Re 2018, 1/15/21	6,655,826
5,000,000+(c)(d)	Resilience Re, 5/1/21	500
4,100,000+(c)(d)	Resilience Re, 4/6/21	410
15,658,450+(c)(d)	Seminole Re 2018, 1/15/21	464,710
4,600,000+(c)	Seminole Re 2020, 2/28/21	4,608,930
15,546,234+(c)(d)	Walton Health Re 2018, 6/15/21	7,384,461
8,050,000+(c)(d)	Walton Health Re 2019, 6/30/21	8,069,546
7,800,000+(c)(d)	Wentworth Re 2020-1, 12/31/23	7,665,981
		$113,401,477
	Windstorm – Florida — 1.0%
3,667,500+(c)	Cedar Re 2020, 6/30/24	$ 3,639,774
8,569,000+(c)(d)	Formby Re 2018, 2/28/21	1,515,994
5,500,405+(c)(d)	Portrush Re 2017, 6/15/21	3,509,809
		$ 8,665,577
	Windstorm – North Carolina — 0.1%
1,070,000+(c)	Isosceles Re 2020, 4/30/22	$ 1,072,033
	Windstorm – U.S. Multistate — 0.2%
2,150,000+(c)	White Heron Re 2020, 6/30/24	$ 2,136,423

The accompanying notes are an integral part of these financial statements.
18 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Face
Amount USD ($)		Value
	Windstorm – U.S. Regional — 0.4%
2,500,000+(c)	Liphook Re 2020, 6/30/24	$ 2,512,619
2,350,000+(c)(d)	Oakmont Re 2017, 4/30/21	69,090
1,017,500+(c)(d)	Oakmont Re 2019, 4/30/21	704,427
		$ 3,286,136
	Total Collateralized Reinsurance	$163,762,926
	Industry Loss Warranties — 0.7%
	Multiperil – U.S. — 0.6%
5,500,000+(c)(d)	Scotscraig Re 2020, 1/31/21	$ 5,526,484
	Windstorm – U.S. — 0.1%
750,000+(c)	Thaxted Park Re 2020, 12/10/21	$ 756,750
	Total Industry Loss Warranties	$ 6,283,234
	Reinsurance Sidecars — 60.7%
	Multiperil – U.S. — 6.2%
12,500,000+(c)(d)	Carnoustie Re 2017, 11/30/21	$ 1,647,500
15,128,863+(c)	Carnoustie Re 2019, 12/31/22	28,745
19,250,000+(c)(d)	Carnoustie Re 2020, 12/31/23	20,837,731
14,673,432+(c)(d)	Castle Stuart Re 2018, 12/1/21	2,561,782
33,700,000+(d)(e)	Harambee Re 2018, 12/31/21	276,340
27,831,163+(e)	Harambee Re 2019, 12/31/22	320,059
27,000,000+(d)(e)	Harambee Re 2020, 12/31/23	28,989,900
		$ 54,662,057
	Multiperil – U.S. Regional — 0.1%
5,110,275(c)(d)	Brotherhood Mutual Re, 12/31/20	$ 756,321
	Multiperil – Worldwide — 54.4%
4,200+(d)	Alturas Re 2019-1, 3/10/23 (144A)	$ 20,620
85,044+(e)	Alturas Re 2019-2, 3/10/22	453,820
186,581+(d)(e)	Alturas Re 2019-3, 9/12/23	393,686
530,000+(c)(d)	Alturas Re 2020-1A, 3/10/23	404,019
1,070,000+(c)(d)	Alturas Re 2020-1B, 3/10/23 (144A)	815,661
9,158,000+(d)(e)	Alturas Re 2020-2, 3/10/23	10,116,843
2,000,000(d)(e)	Alturas Re 2020-3, 9/30/24	2,056,200
4,000,000+(c)(d)	Bantry Re 2016, 3/31/21	322,400
9,006,108+(c)(d)	Bantry Re 2017, 3/31/21	2,126,342
20,980,295+(c)(d)	Bantry Re 2018, 12/31/21	239,175
22,000,000+(c)	Bantry Re 2019, 12/31/22	747,201
25,891,803+(c)(d)	Bantry Re 2020, 12/31/23	27,846,881
5,299,000+(c)(d)	Berwick Re 2017-1, 2/1/21	175,397
53,833,776+(c)(d)	Berwick Re 2018-1, 12/31/21	6,551,571
38,460,846+(c)(d)	Berwick Re 2019-1, 12/31/22	4,596,071
51,030,677+(c)(d)	Berwick Re 2020-1, 12/31/23	56,005,317
12,600,000+(e)	Blue Lotus Re 2018, 12/31/21	550,620
2,750,000+(c)(d)	Clearwater Re 2020, 6/30/22	3,100,342

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 19

Schedule of Investments | 10/31/20 (continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
845,567+(c)	Eden Re II, 3/22/22 (144A)	$ 561,645
236,658+(c)(d)	Eden Re II, 3/22/23 (144A)	2,031,496
24,650,000+(c)	Eden Re II, 3/22/24 (144A)	27,706,600
400,000+(c)	Eden Re II, 3/22/22 (144A)	275,401
7,000,000+(c)(d)	Gleneagles Re 2016, 11/30/20	218,400
19,900,000+(c)(d)	Gleneagles Re 2017, 12/31/17	2,074,855
21,917,000+(c)(d)	Gleneagles Re 2018, 12/31/21	2,592,781
19,436,692+(c)	Gleneagles Re 2019, 12/31/22	434,357
21,962,485+(c)(d)	Gleneagles Re 2020, 12/31/23	23,808,102
47,710,184+(c)(d)	Gullane Re 2018, 12/31/21	49,288,592
42,000+(c)	Limestone Re 2018, 3/1/22	1,435,413
3,250,000+(d)	Lion Rock Re 2019, 1/31/21	254,475
3,250,000+(c)(d)	Lion Rock Re 2020, 1/31/21	3,665,675
19,500,000+(d)(e)	Lorenz Re 2018, 7/1/21	534,300
13,577,448+(d)(e)	Lorenz Re 2019, 6/30/22	1,312,939
12,794,138+(d)(e)	Lorenz Re 2020, 6/30/23	13,844,537
14,305,862+(d)(e)	Lorenz Re 2020, 6/30/23	15,480,373
44,514,882+(c)(d)	Merion Re 2018-2, 12/31/21	49,439,010
4,700,000+(d)(e)	NCM Re 2018, 12/31/21	316,780
1,941,681+(e)	NCM Re 2019, 12/31/22	225,623
20,000,000+(c)	Pangaea Re 2016-2, 11/30/20	35,666
12,750,000+(c)(d)	Pangaea Re 2018-1, 12/31/21	268,445
17,500,000+(c)(d)	Pangaea Re 2018-3, 7/1/22	363,009
12,750,000+(c)(d)	Pangaea Re 2019-1, 2/1/23	265,678
16,380,464+(c)(d)	Pangaea Re 2019-3, 7/1/23	589,220
17,538,941+(c)(d)	Pangaea Re 2020-1, 2/1/24	19,082,802
25,000,000+(c)(d)	Pangaea Re 2020-3, 7/1/24	26,051,953
1,755,061+(c)(d)	Sector Re V, 3/1/23 (144A)	330,826
2,632,556+(c)(d)	Sector Re V, 3/1/23 (144A)	485,618
4,320,248+(c)(d)	Sector Re V, 12/1/23 (144A)	1,494,403
18,399+(c)	Sector Re V, 3/1/24 (144A)	486,014
944,953+(c)(d)	Sector Re V, 3/1/24 (144A)	398,136
2,055,047+(c)(d)	Sector Re V, 3/1/24 (144A)	865,851
1,000,000+(c)(d)	Sector Re V, 12/1/24 (144A)	1,111,395
2,879,752+(c)(d)	Sector Re V, 12/1/24 (144A)	3,200,542
2,800,000+(c)(d)	Sector Re V, 3/1/25 (144A)	3,196,053
4,500,000+(c)(d)	Sector Re V, 3/1/25 (144A)	5,136,514
8,650,072+(c)(d)	Sector Re V, 3/1/25 (144A)	9,380,984
5,000,000+(c)(d)	St. Andrews Re 2017-1, 2/1/21	339,000
7,760,968+(c)(d)	St. Andrews Re 2017-4, 6/1/21	763,679
33,083,230+(c)(d)	Sussex Re 2020-1, 12/31/22	35,663,722
24,000,000+(d)(e)	Thopas Re 2018, 12/31/21	585,600
16,586,501+(d)(e)	Thopas Re 2019, 12/31/22	3,068,503
19,180,000+(d)(e)	Thopas Re 2020, 12/31/23	21,128,688

The accompanying notes are an integral part of these financial statements.
20 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
20,000,000+(c)(d)	Versutus Re 2017, 11/30/21	$ —
35,000,000+(c)(d)	Versutus Re 2018, 12/31/21	665,000
30,889,158+(c)	Versutus Re 2019-A, 12/31/21	1,380,745
1,188,665+(c)	Versutus Re 2019-B, 12/31/21	53,133
27,500,000+(d)(e)	Viribus Re 2018, 12/31/21	1,001,000
11,676,844+(e)	Viribus Re 2019, 12/31/22	471,745
15,792,968+(d)(e)	Viribus Re 2020, 12/31/23	15,641,355
40,641,287+(c)(d)	Woburn Re 2018, 12/31/21	3,744,507
17,003,469+(c)(d)	Woburn Re 2019, 12/31/22	5,793,782
		$475,067,088
	Total Reinsurance Sidecars	$530,485,466
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $850,434,129)	$851,367,608
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.2%
	(Cost $850,434,129)	$851,367,608
	OTHER ASSETS AND LIABILITIES — 2.8%	$ 24,758,465
	NET ASSETS — 100.0%	$876,126,073

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2020, the value of these securities amounted to $210,056,020, or 23.98% of net assets.

†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2020.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Issued as participation notes.
(d)	Non-income producing security.
(e)	Issued as preference shares.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2020	12/30/2019	$2,511,250	$2,618,355
Akibare Re	3/22/2018	2,250,000	2,236,950
Akibare Re	3/22/2018	750,000	742,500
Akibare Re	3/19/2020	1,000,000	999,800
Alamo Re	5/23/2018	3,750,000	3,765,000
Alamo Re II	8/24/2020	5,008,555	5,165,000
Alturas Re 2019-1	12/20/2018	4,200	20,620
Alturas Re 2019-2	12/19/2018	85,044	453,820
Alturas Re 2019-3	6/26/2019	186,581	393,686
Alturas Re 2020-1A	12/27/2019	530,000	404,019

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 21

Schedule of Investments | 10/31/20 (continued)

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2020-1B	1/1/2020	$1,070,000	$815,661
Alturas Re 2020-2	12/23/2019	9,158,000	10,116,843
Alturas Re 2020-3	8/3/2020	2,000,000	2,056,200
Ballybunion Re	12/31/2019	6,427,345	6,550,278
Ballybunion Re	8/21/2020	5,451,411	5,720,294
Bantry Re 2016	2/6/2019	322,400	322,400
Bantry Re 2017	2/6/2019	2,126,550	2,126,342
Bantry Re 2018	2/6/2019	238,719	239,175
Bantry Re 2019	2/1/2019	—	747,201
Bantry Re 2020	2/4/2020	25,891,803	27,846,881
Berwick Re 2017-1	1/3/2017	175,727	175,397
Berwick Re 2018-1	1/10/2018	10,221,078	6,551,571
Berwick Re 2019-1	12/31/2018	4,595,744	4,596,071
Berwick Re 2020-1	9/18/2020	51,030,677	56,005,317
Blue Lotus Re 2018	12/20/2017	—	550,620
Bowline Re	5/10/2018	2,750,000	2,752,200
Brotherhood Mutual Re	1/22/2018	1,367,072	756,321
Caelus Re V	5/4/2018	750,000	112,500
Caelus Re VI	2/20/2020	1,733,767	1,754,550
Caelus Re VI	2/20/2020	832,266	857,820
Cape Lookout Re	10/16/2019	2,243,346	2,270,700
Carnoustie Re 2017	1/3/2017	2,971,966	1,647,500
Carnoustie Re 2019	12/31/2018	—	28,745
Carnoustie Re 2020	7/16/2020	19,250,000	20,837,731
Castle Stuart Re 2018	12/20/2017	4,859,642	2,561,782
Cedar Re 2020	7/31/2020	3,504,046	3,639,774
Cerulean Re 2018-B1	9/10/2018	8,664,035	2,767,000
Citrus Re	2/19/2016	1,000,000	48,608
Clarendon Re 2020	5/5/2020	3,916,374	4,617,794
Clearwater Re 2020	6/19/2020	2,750,000	3,100,342
Cyprus Re 2017	1/24/2017	15,250	82,582
Dartmouth Re 2018	1/18/2018	4,909,782	2,578,007
Dartmouth Re 2020	2/5/2020	5,576,012	7,103,081
Dingle Re 2019	3/4/2019	—	25,657
Dingle Re 2020	2/13/2020	1,429,853	1,571,048
Eden Re II	3/2/2018	28,045	275,401
Eden Re II	1/23/2018	19,543	561,645
Eden Re II	12/23/2019	24,698,668	27,706,600
Eden Re II	1/22/2019	236,658	2,031,496
FloodSmart Re	6/5/2020	479,205	506,750
Formby Re 2018	7/9/2018	1,268,636	1,515,994
Fortius Re	7/13/2017	1,000,000	1,006,500
Galilei Re	1/4/2017	500,000	498,250
Galilei Re	2/28/2018	250,204	249,625
Galilei Re	1/4/2017	999,912	997,200
Galilei Re	8/18/2020	4,492,414	4,497,750
Galilei Re	1/4/2017	499,510	498,500
Galileo Re	10/31/2017	250,000	250,250
Gleneagles Re 2016	1/14/2016	—	218,400
Gleneagles Re 2017	1/11/2017	2,961,789	2,074,855
Gleneagles Re 2018	12/27/2017	1,759,342	2,592,781
Gleneagles Re 2019	12/31/2018	—	434,357
Gleneagles Re 2020	6/16/2020	21,962,485	23,808,102
Gloucester Re 2018	1/2/2018	1,659,527	1,802,370
Gullane Re 2018	3/2/2018	45,467,488	49,288,592

The accompanying notes are an integral part of these financial statements.
22 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Restricted Securities	Acquisition date	Cost	Value
Harambee Re 2018	12/19/2017	$2,630,178	$276,340
Harambee Re 2019	12/20/2018	—	320,059
Harambee Re 2020	2/27/2020	27,000,000	28,989,900
Hypatia Ltd.	7/10/2020	4,500,000	4,698,000
Hypatia Ltd.	7/10/2020	4,500,000	4,756,500
Integrity Re	4/19/2018	990,340	994,000
Integrity Re II	3/18/2020	250,000	258,350
International Bank for
Reconstruction & Development	2/28/2020	1,741,674	1,753,325
International Bank for
Reconstruction & Development	6/5/2020	243,978	250,475
International Bank for
Reconstruction & Development	2/2/2018	700,000	701,400
International Bank for
Reconstruction & Development	2/2/2018	500,000	498,500
International Bank for
Reconstruction & Development	2/2/2018	500,000	498,550
International Bank for
Reconstruction & Development	2/28/2020	2,000,000	1,990,000
Isosceles Re 2020	6/8/2020	1,044,444	1,072,033
Kendall Re	4/19/2018	2,247,192	2,255,625
Kilimanjaro II Re	4/6/2017	3,048,545	3,050,000
Kilimanjaro II Re	4/6/2017	2,000,000	2,001,400
Kilimanjaro II Re	4/6/2017	1,000,000	1,000,400
Kilimanjaro II Re	4/6/2017	2,002,723	2,001,000
Kilimanjaro II Re	4/6/2017	1,049,486	1,050,630
Kilimanjaro Re	4/18/2018	16,416,105	16,567,650
Kilimanjaro Re	4/18/2018	500,000	501,700
Kilimanjaro Re	10/16/2019	248,231	250,650
Kingsbarn Re 2018	6/15/2018	—	15,704
Kingsbarn Re 2020	6/17/2020	14,153,273	14,956,306
Kingston Heath Re 2020	1/21/2020	4,560,182	5,327,110
Kizuna Re II	3/16/2018	750,000	749,250
Kizuna Re II	3/16/2018	1,250,000	1,248,125
Limestone Re 2016-1	2/28/2018	2,193	587
Limestone Re 2016-1	2/28/2018	4,995	1,337
Limestone Re 2018	6/20/2018	42,000	1,435,413
Limestone Re 2019-2	6/20/2018	2,581,000	4,412,477
Limestone Re 2020-1	12/27/2019	1,539,000	1,622,414
Limestone Re 2020-2	6/20/2018	20,619,000	21,503,555
Limestone Re 2020-2	6/26/2020	1,161,000	1,210,807
Lindrick Re 2018	6/21/2018	4,459,443	4,908,430
Lion Rock Re 2019	12/17/2018	—	254,475
Lion Rock Re 2020	3/27/2020	3,250,000	3,665,675
Liphook Re 2020	7/14/2020	2,330,448	2,512,619
Long Point Re III	5/17/2018	3,350,000	3,351,675
Lorenz Re 2018	8/21/2018	5,231,517	534,300
Lorenz Re 2019	7/10/2019	4,416,690	1,312,939
Lorenz Re 2020	8/11/2020	14,305,862	15,480,373
Lorenz Re 2020	8/12/2020	12,794,138	13,844,537
Maidstone Re 2018	1/8/2018	1,465,352	289,725
Matterhorn Re	1/29/2020	4,000,000	4,033,600
Matterhorn Re	1/29/2020	4,000,000	4,013,200
Matterhorn Re	12/20/2019	4,000,000	4,025,200
Matterhorn Re	4/30/2020	1,475,572	1,483,200
Matterhorn Re	6/25/2020	7,750,000	7,916,625

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 23

Schedule of Investments | 10/31/20 (continued)

Restricted Securities	Acquisition date	Cost	Value
Matterhorn Re	6/25/2020	$7,144,561	$7,304,000
Merion Re 2018-2	12/28/2017	44,514,882	49,439,010
Merion Re 2020-1	3/10/2020	7,382,768	8,946,650
Merna Re	3/26/2018	1,500,000	1,499,400
Mona Lisa Re	12/30/2019	6,020,435	6,147,512
Nakama Re	2/22/2018	1,750,000	1,741,250
Nakama Re	9/21/2016	801,154	798,000
NCM Re 2018	12/27/2017	701,331	316,780
NCM Re 2019	4/30/2019	10,571	225,623
Oakmont Re 2017	5/10/2017	—	69,090
Oakmont Re 2019	5/21/2019	591,854	704,427
Old Head Re 2020	1/8/2020	9,109,866	11,666,912
Oyster Bay Re 2018	10/19/2018	6,545,438	6,655,826
Pangaea Re 2016-2	5/31/2016	—	35,666
Pangaea Re 2018-1	12/26/2017	1,823,341	268,445
Pangaea Re 2018-3	6/27/2018	4,215,068	363,009
Pangaea Re 2019-1	1/9/2019	133,859	265,678
Pangaea Re 2019-3	7/10/2019	491,414	589,220
Pangaea Re 2020-1	1/13/2020	17,538,941	19,082,802
Pangaea Re 2020-3	9/2/2020	25,000,000	26,051,953
Portrush Re 2017	6/12/2017	4,218,727	3,509,809
Residential Reinsurance 2016	11/3/2016	2,484,590	2,496,250
Residential Reinsurance 2016	5/12/2017	648,705	649,220
Residential Reinsurance 2016	4/28/2016	366,992	366,625
Residential Reinsurance 2017	3/28/2019	1,956,551	1,993,600
Residential Reinsurance 2017	5/4/2018	249,742	250,650
Residential Reinsurance 2017	2/28/2018	1,638,837	1,688,780
Residential Reinsurance 2018	11/15/2018	1,239,172	1,248,250
Residential Reinsurance 2019	11/5/2019	2,491,209	2,513,500
Residential Reinsurance 2019	11/5/2019	244,456	242,075
Residential Reinsurance 2020	10/30/2020	185,000	185,000
Residential Reinsurance 2020	10/30/2020	2,000,000	2,000,000
Residential Reinsurance 2020	10/30/2020	1,000,000	1,000,000
Resilience Re	2/8/2017	2,413	500
Resilience Re	4/13/2017	13,396	410
Riviera Re 2017	4/13/2017	2,695,500	393,257
Riviera Re 2018-2	4/10/2018	2,851,779	3,060,656
Sanders Re	3/20/2017	9,974,676	9,939,450
Sanders Re II	3/18/2020	2,750,000	2,776,400
Scotscraig Re 2020	1/29/2020	4,965,812	5,526,484
Sector Re V	12/14/2018	2,412,886	1,494,403
Sector Re V	4/23/2019	2,055,047	865,851
Sector Re V	5/1/2019	944,953	398,136
Sector Re V	5/1/2019	18,399	486,014
Sector Re V	12/4/2019	1,000,000	1,111,395
Sector Re V	4/23/2018	960,847	330,826
Sector Re V	4/29/2020	8,650,072	9,380,984
Sector Re V	1/1/2020	2,879,752	3,200,542
Sector Re V	4/24/2020	2,800,000	3,196,053
Sector Re V	4/29/2020	4,500,000	5,136,514
Sector Re V	4/27/2018	1,455,892	485,618
Seminole Re 2018	1/2/2018	212,663	464,710
Seminole Re 2020	5/1/2020	4,280,979	4,608,930
Spectrum Capital	6/13/2017	1,499,449	1,507,650
St. Andrews Re 2017-1	1/3/2017	338,742	339,000

The accompanying notes are an integral part of these financial statements.
24 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Restricted Securities	Acquisition date	Cost	Value
St. Andrews Re 2017-4	3/31/2017	$—	$763,679
Sussex Re 2020-1	1/21/2020	33,083,230	35,663,722
Tailwind Re 2017-1	2/28/2018	249,570	253,800
Tailwind Re 2017-1	7/12/2019	248,861	253,525
Thaxted Park Re 2020	5/27/2020	731,008	756,750
Thopas Re 2018	12/12/2017	3,843,527	585,600
Thopas Re 2019	12/21/2018	2,827,953	3,068,503
Thopas Re 2020	12/30/2019	19,180,000	21,128,688
Ursa Re	11/20/2019	300,000	299,550
Ursa Re	7/12/2019	249,787	249,400
Versutus Re 2017	12/28/2016	1,324,819	—
Versutus Re 2018	12/20/2017	1,188,698	665,000
Versutus Re 2019-A	1/28/2019	—	1,380,745
Versutus Re 2019-B	12/24/2018	—	53,133
Viribus Re 2018	12/22/2017	3,639,273	1,001,000
Viribus Re 2019	3/25/2019	—	471,745
Viribus Re 2020	12/30/2019	15,792,968	15,641,355
Walton Health Re 2018	6/25/2018	12,748,049	7,384,461
Walton Health Re 2019	7/18/2019	6,271,594	8,069,546
Wentworth Re 2020-1	1/28/2020	6,414,999	7,665,981
White Heron Re 2020	7/21/2020	2,035,844	2,136,423
Windmill II Re	6/17/2020	2,243,600	2,322,612
Woburn Re 2018	3/20/2018	15,143,984	3,744,507
Woburn Re 2019	2/14/2019	5,207,163	5,793,782
Total Restricted Securities			$851,367,608
% of Net assets			97.2%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In
Currency	Exchange	Currency			Settlement	Unrealized
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	2,247,157	EUR	(2,000,000)	State Street Bank	12/23/20	$(84,696)
				& Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(84,696)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR – Euro
Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2020, aggregated $503,215,917 and $460,446,496, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2020, the Fund engaged in purchases of $4,815,968 which resulted in a net realized gain/(loss) of $0. During the year ended October 31, 2020, the Fund did not engage in sales pursuant to these procedures.
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 25

Schedule of Investments | 10/31/20 (continued)
At October 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $883,474,718 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$69,084,422
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(101,276,228)
Net unrealized appreciation	$(32,191,806)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Catastrophe Linked Bonds
Windstorm - U.S. Multistate	$—	$—	$48,608	$48,608
Collateralized Reinsurance
Earthquakes - California	—	—	2,618,355	2,618,355
Multiperil - U.S.	—	—	32,582,925	32,582,925
Multiperil - Worldwide	—	—	113,401,477	113,401,477
Windstorm - Florida	—	—	8,665,577	8,665,577
Windstorm - North Carolina	—	—	1,072,033	1,072,033
Windstorm - U.S. Multistate	—	—	2,136,423	2,136,423
Windstorm - U.S. Regional	—	—	3,286,136	3,286,136
Industry Loss Warranties
Multiperil - U.S.	—	—	5,526,484	5,526,484
Windstorm - U.S.	—	—	756,750	756,750
Reinsurance Sidecars
Multiperil - U.S.	—	—	54,662,057	54,662,057
Multiperil - U.S. Regional	—	—	756,321	756,321
Multiperil - Worldwide	—	—	475,067,088	475,067,088
All Other Insurance-Linked Securities	—	150,787,374	—	150,787,374
Total Investments in Securities	$—	$150,787,374	$700,580,234	$851,367,608
Other Financial Instruments
Net unrealized depreciation
on forward foreign currency
exchange contracts	$—	$(84,696)	$—	$(84,696)
Total Other
Financial Instruments	$—	$(84,696)	$—	$(84,696)

The accompanying notes are an integral part of these financial statements.
26 Pioneer ILS Interval Fund | Annual Report | 10/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 10/31/19	$712,374,496
Realized gain (loss)(1)	(17,797,436)
Change in unrealized appreciation (depreciation)(2)	48,150,537
Accrued discounts/premiums	712,971
Purchases	454,503,649
Sales	(497,663,983)
Transfers in to Level 3*	300,000
Transfers out of Level 3*	—
Balance as of 10/31/20	$700,580,234

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period value. For the year ended October 31, 2020, an investment having a value of $300,000 was transferred from Level 2 to Level 3 as there were no observable inputs available to determine its value. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at October 31, 2020:	$41,766,618

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 27

Statement of Assets and Liabilities | 10/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $850,434,129)	$851,367,608
Cash	27,501,160
Foreign currencies, at value (cost $104,479)	104,539
Receivables —
Investment securities sold	475
Interest	899,972
Other assets	35,612
Total assets	$879,909,366
LIABILITIES:
Payables —
Investment securities purchased	$3,185,000
Trustees’ fees	1,949
Administrative fees	17,092
Professional fees	160,870
Transfer agent fees	129,794
Shareowner communications expense	20,028
Net unrealized depreciation on forward foreign currency exchange contracts	84,696
Due to affiliates	166,577
Accrued expenses	17,287
Total liabilities	$3,783,293
NET ASSETS:
Paid-in capital	$937,640,607
Distributable earnings (loss)	(61,514,534)
Net assets	$876,126,073
NET ASSET VALUE PER SHARE:
No par value
Based on $876,126,073/98,630,407 shares	$8.88

The accompanying notes are an integral part of these financial statements.
28 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Statement of Operations
FOR THE YEAR ENDED 10/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$37,653,938
Interest from unaffiliated issuers (net of foreign taxes
withheld $2,427)	10,341,645
Total investment income		$47,995,583
EXPENSES:
Management fees	$14,364,876
Administrative expense	273,997
Transfer agent fees	568,170
Shareowner communications expense	243,474
Custodian fees	22,489
Registration fees	43,712
Professional fees	186,771
Printing expense	50,420
Pricing fees	6,942
Trustees’ fees	38,939
Insurance expense	10,923
Miscellaneous	35,923
Total expenses		$15,846,636
Net investment income		$32,148,947
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(24,324,662)
Forward foreign currency exchange contracts	7,953
Other assets and liabilities denominated
in foreign currencies	13,092	$(24,303,617)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$54,350,649
Forward foreign currency exchange contracts	(73,450)
Other assets and liabilities denominated
in foreign currencies	2,157	$54,279,356
Net realized and unrealized gain (loss) on investments		$29,975,739
Net increase in net assets resulting from operations		$62,124,686

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 29

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	10/31/20	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$32,148,947	$6,000,444
Net realized gain (loss) on investments	(24,303,617)	(11,151,788)
Change in net unrealized appreciation (depreciation)
on investments	54,279,356	(55,122,674)
Net increase (decrease) in net assets resulting
from operations	$62,124,686	$(60,274,018)
DISTRIBUTIONS TO SHAREOWNERS:
($0.55 and $0.55 per share, respectively)	$(52,200,916)	$(55,376,094)
Total distributions to shareowners	$(52,200,916)	$(55,376,094)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$242,756,506	$256,432,454
Reinvestment of distributions	32,549,134	34,837,164
Cost of shares repurchased	(240,743,249)	(335,426,146)
Net increase (decrease) in net assets resulting
from Fund share transactions	$34,562,391	$(44,156,528)
Net increase (decrease) in net assets	$44,486,161	$(159,806,640)
NET ASSETS:
Beginning of year	$831,639,912	$991,446,552
End of year	$876,126,073	$831,639,912

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/20	10/31/19	10/31/19
	Shares	Amount	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	28,702,241	$242,756,506	29,451,459	$256,432,454
Reinvestment of distributions	3,940,573	32,549,134	3,999,674	34,837,164
Less shares repurchased	(28,620,251)	(240,743,249)	(38,733,434)	(335,426,146)
Net increase/(decrease)	4,022,563	$34,562,391	(5,282,301)	$(44,156,528)

The accompanying notes are an integral part of these financial statements.
30 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Statement of Cash Flows
FOR THE YEAR ENDED 10/31/20

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$62,124,686
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(529,496,962)
Proceeds from disposition and maturity of investment securities	537,004,442
Net accretion and amortization of discount/premium on investment securities	(1,356,375)
Net realized loss on investments in unaffiliated issuers	24,324,662
Change in unrealized appreciation on investments in unaffiliated issuers	(54,350,649)
Change in unrealized depreciation on forward foreign currency contracts	73,450
Change in unrealized appreciation on other assets and liabilities
denominated in foreign currencies	(586)
Increase in interest receivable	(87,757)
Decrease in other assets	807
Increase in due to affiliates	45,205
Increase in accrued administration fee payable	17,092
Increase in shareowner communication payable	20,028
Decrease in trustees’ fees payable	(1,512)
Decrease in professional fees payable	(7,989)
Increase in transfer agent fees payable	23,173
Decrease in accrued expenses	(21,477)
Net cash, restricted cash and foreign currencies from operating activities	$38,310,238
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$242,756,506
Less shares repurchased	(240,743,249)
Distributions to shareowners, net of reinvestments	(19,651,782)
Net cash, restricted cash and foreign currencies used in
financing activities	$(17,638,525)
EFFECT OF FOREIGN EXCHANGE FLUCTUATIONS ON CASH:
Effect of foreign exchange fluctuations on cash	$586
CASH, RESTRICTED CASH AND FOREIGN CURRENCIES:
Beginning of period*	$6,933,400
End of period*	$27,605,699

*
The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year	Year
	Ended	Ended
	10/31/20	10/31/19
Cash	$27,501,160	$6,928,407
Foreign currencies, at value	104,539	4,993
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$27,605,699	$6,933,400

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 31

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Net asset value, beginning of period	$8.79	$9.93	$9.59	$11.09	$10.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.33	$0.06	$0.31	$0.25	$0.63
Net realized and unrealized gain (loss) on investments	0.31	(0.65)	0.17	(0.74)	0.51
Net increase (decrease) from investment operations	$0.64	$(0.59)	$0.48	$(0.49)	$1.14
Distributions to shareowners:
Net investment income	$(0.55)	$(0.55)	$(0.14)	$(1.01) (b)	$(0.64)
Net increase (decrease) in net asset value	$0.09	$(1.14)	$0.34	$(1.50)	$0.50
Net asset value, end of period	$8.88	$8.79	$9.93	$9.59	$11.09
Total return (c)	7.77%	(5.85)%	5.04%	(4.95)%	11.23%
Ratio of net expenses to average net assets	1.93%	1.96%	1.95%	2.00%	2.10%
Ratio of net investment income (loss) to average net assets	3.92%	0.68%	3.19%	2.38%	5.93%
Portfolio turnover rate	60%	50%	42%	34%	29%
Net assets, end of period (in thousands)	$876,126	$831,640	$991,447	$359,114	$161,667
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.93%	1.96%	1.95%	2.00%	2.17%
Net investment income (loss) to average net assets	3.92%	0.68%	3.19%	2.38%	5.86%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
32 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Notes to Financial Statements | 10/31/20
1. Organization and Significant Accounting Policies
Pioneer ILS Interval Fund (the “Fund”) was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek total return.
The Fund offers shares through Amundi Pioneer Distributor, Inc. (the “Distributor”). Shares are offered at the Fund’s current net asset value (“NAV”) per share.
The Fund’s ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. Amundi Pioneer Asset Management, Inc. (the “Adviser”) or the Distributor may waive the Fund’s minimum investment requirements.
The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund’s structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of
Pioneer ILS Interval Fund | Annual Report | 10/31/20 33

contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,
34 Pioneer ILS Interval Fund | Annual Report | 10/31/20

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At October 31, 2020, no securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model).
Pioneer ILS Interval Fund | Annual Report | 10/31/20 35

B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,
36 Pioneer ILS Interval Fund | Annual Report | 10/31/20

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At October 31, 2020, the Fund reclassified $7,117,641 to increase distributable earnings and $7,117,641 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2020, the Fund was permitted to carry forward indefinitely $4,372,360 of short-term and $50,104,821 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.
The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$52,200,916	$55,376,094
Total	$52,200,916	$55,376,094

The following shows the components of distributable earnings/(loss) on a federal income tax-basis at October 31, 2020:

2020
Distributable earnings/(loss):
Undistributed ordinary income	$25,153,997
Capital loss carryforward	(54,477,181)
Net unrealized depreciation	(32,191,350)
Total	$(61,514,534)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to wash sales, ILS securities, and mark to market of forward contracts.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 37

E.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.F.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market
38 Pioneer ILS Interval Fund | Annual Report | 10/31/20

participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 39

F.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at October 31, 2020 are listed in the Schedule of Investments.
G.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound
40 Pioneer ILS Interval Fund | Annual Report | 10/31/20

underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the year ended October 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2020, was $(1,156,487). Open forward foreign currency exchange contracts outstanding at October 31, 2020, are listed in the Schedule of Investments.
I.    Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended October 31, 2020, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 41

2. Management Agreement
The Adviser manages the Fund’s portfolio. Effective October 1, 2020 management fees are calculated daily and paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets up to $1 billion, and 1.70% of the fund’s average daily net assets over $1 billion. Prior to October 1, 2020, the fund paid a fee equal to 1.75% of the fund’s average daily net assets. For the year ended October 31, 2020, the effective management fee was equivalent to 1.75% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.99% of the average daily net assets attributable to the Fund. This expense limitation is in effect through March 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2020 are reflected on the Statement of Operations, if any.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $166,577 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Fund	$243,474
Total	$243,474

42 Pioneer ILS Interval Fund | Annual Report | 10/31/20

4. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 43

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2020.

Derivative
Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
State Street Bank &
Trust Co.	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Liabilities (c)
State Street Bank &
Trust Co.	$84,696	$—	$—	$—	$84,696
Total	$84,696	$—	$—	$—	$84,696

(a)   The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets cannot be less than $0.
(b)   Represents the net amount due from the counterparty in the event of default.
(c)   Represents the net amount payable to the counterparty in the event of default.
5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
44 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized depreciation on
forward foreign currency
exchange contracts	$—	$—	$(84,696)	$—	$—
Total Value	$—	$—	$(84,696)	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2020 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$—	$—	$7,953	$—	$—
Total Value	$—	$—	$7,953	$—	$—
Change in net unrealized
appreciation (depreciation) on:
Forward foreign currency
exchange contracts	$—	$—	$(73,450)	$—	$—
Total Value	$—	$—	$(73,450)	$—	$—

6. Repurchase Offers
The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund’s outstanding shares at their NAV per share unless the Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on
Pioneer ILS Interval Fund | Annual Report | 10/31/20 45

any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund’s shares illiquid.
In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.
Shares repurchased during the year ended October 31, 2020 were as follows:

				Percentage
				of
				Outstanding	Amount
			NAV on	Shares	of Shares
Commence-	Repurchase	Repurchase	Repurchase	the Fund	the Fund	Percentage	Number
ment	Request	Pricing	Pricing	Offered to	Offered to	of Shares	of Shares
Date	Deadline	Date	Date	Repurchase	Repurchase	Tendered	Tendered
10/25/19	12/2/19	12/16/19	$8.29	10%	9,671,200.360	74.3393%	7,189,499.231
1/24/20	2/24/20	3/9/20	$8.42	12%*	11,752,687.525	83.8888%	9,859,191.623
4/17/20	5/18/20	6/1/20	$8.48	10%	9,418,711.316	80.3383%	7,566,834.426
7/10/20	8/10/20	8/24/20	$8.67	10%	9,202,707.659	23.3787%	2,151,474.629

* The Fund repurchased an additional 2% of the outstanding shares of the Fund to accommodate shareholder repurchase requests.
7. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
46 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer ILS Interval Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer ILS Interval Fund (the “Fund”), including the schedule of investments, as of October 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 47

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
December 18, 2020
48 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Additional Information (unaudited)
The percentages of the Fund’s ordinary income distributions that are exempt from non resident alien (NRA) tax withholding resulting from qualified interest income was 1.10%.
Information regarding the repurchase offer with a commencement date of 10/25/19 was as follows:

Percentage
of
				Outstanding	Amount
			NAV on	Shares	of Shares
Commence-	Repurchase	Repurchase	Repurchase	the Fund	the Fund	Percentage	Number
ment	Request	Pricing	Pricing	Offered to	Offered to	of Shares	of Shares
Date	Deadline	Date	Date	Repurchase	Repurchase	Tendered	Tendered
10/23/20	11/30/20	12/14/20	$8.48	10%	10,023,678.285	27.6125%	2,767,792.766

Pioneer ILS Interval Fund | Annual Report | 10/31/20 49

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer ILS Interval Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously
50 Pioneer ILS Interval Fund | Annual Report | 10/31/20

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s
Pioneer ILS Interval Fund | Annual Report | 10/31/20 51

performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoint in the management fee schedule that was added to the Fund’s management fee schedule, effective October 1, 2020, and the reduced fee rate above certain asset levels. The Trustees noted the investment management expertise and resources required to implement the Fund’s complex investment strategy. The Trustees also considered that the Fund did not have a clear cut peer group. The Trustees considered that the expense ratio of the Fund’s shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the
52 Pioneer ILS Interval Fund | Annual Report | 10/31/20

fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability
Pioneer ILS Interval Fund | Annual Report | 10/31/20 53

may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
54 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Pioneer Distributor, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 55

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2014.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (69)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

56 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2014.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 2014.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company)
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)

Pioneer ILS Interval Fund | Annual Report | 10/31/20 57

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon
	or removal.	Overseas Investment Corp. (financial services) (2009 – 2012); Director,
Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds,
Ireland (offshore investment companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006);
and Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

58 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director, CEO
Chief Executive Officer	trustee is elected or	and President of Amundi Pioneer Asset Management, Inc. (since
	earlier retirement	September 2014); Director, CEO and President of Amundi Pioneer
	or Removal	Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September 2014);
Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of
Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
	trustee is elected or	(investment management firm); Director and Executive Vice President and
	earlier retirement	Chief Investment Officer, U.S. of Amundi (since 2008); Executive Vice
	or Removal	President and Chief Investment Officer, U.S. of Amundi Pioneer
Institutional Asset Management, Inc. (since 2009); Portfolio Manager of
Amundi (since 1999); and Director of Amundi USA, Inc. (since 2017)

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer ILS Interval Fund | Annual Report | 10/31/20 59

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2014. Serves at	Vice President and Associate General Counsel of Amundi since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2014. Serves at	Fund Governance Director of Amundi since December 2006 and	None
Assistant Secretary	the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010;
	the Board	Manager – Fund Governance of Amundi from December 2003 to
November 2006; and Senior Paralegal of Amundi from
January 2000 to November 2003
Thomas Reyes (57)	Since 2014. Serves at	Assistant General Counsel of Amundi since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi from June 2007 to May 2013
Mark E. Bradley (60)	Since 2014. Serves at	Vice President – Fund Treasury of Amundi; Treasurer of all of the	None
Treasurer and	the discretion of	Pioneer Funds since March 2008; Deputy Treasurer of Amundi
Chief Financial and	the Board	from March 2004 to February 2008; and Assistant Treasurer of all of the
Accounting Officer		Pioneer Funds from March 2004 to February 2008
Luis I. Presutti (55)	Since 2014. Serves at	Director – Fund Treasury of Amundi; and Assistant Treasurer of	None
Assistant Treasurer	the discretion of	all of the Pioneer Funds
the Board
Gary Sullivan (62)	Since 2014. Serves at	Senior Manager – Fund Treasury of Amundi; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds
the Board

60 Pioneer ILS Interval Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (48)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of
Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2014. Serves at	Vice President – Amundi Pioneer Asset Management; and Anti-Money	None
Anti-Money	the discretion of	Laundering Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-844-391-3034

Write to us:
Amundi
P.O. Box 219695
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 28991-05-1220

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $160,160 payable to Ernst & Young LLP for the year ended October 31, 2020 and $143,000 for the year ended October 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,301 and $13,515 during the fiscal years ended October 31, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended October 31, 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,301 and $13,515 during the fiscal years ended October 31, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

                    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When
   Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies.
   To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement
   Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by
   Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of
   UniCredito.

   Any questions about these policies and procedures should be directed to the
   Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the
   Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator")
   coordinates the voting, procedures and reporting of proxies on behalf of
   Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the
   Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management
   US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision;
   and (iii) the disclosure of any contacts or communications made between
   Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy
   Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under
   "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest
   Report," applying the criteria set forth below under "Conflicts of
   Interest," to the Proxy Coordinator summarizing the results of its review.
   In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio
   Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy
   Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio
   Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of
   Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o      An affiliate of Pioneer,  such as another company  belonging to the UniCredito  Italiano  S.p.A.  banking group (a "UniCredito
              Affiliate");

       o      An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o      An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o      A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o      Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform
              PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the
   Proxy Coordinator and the Compliance Department. The Compliance Department
   will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

   voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a
   Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy
   Coordinator will work with the Portfolio Manager and Investment Operations
   Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations
   Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o   Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering,
           Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o   Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o   Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o    A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o    A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries)
            regarding the subject proxy vote cast by, or the vote
            recommendation of, Pioneer.

       o    Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how
     Pioneer voted with respect to assets held in their accounts. In addition,
     Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form
     ADV (Part II) disclosure, by separate notice to the client, or through
     Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of
     Portfolio Management US, Head of Investment Operations, and Director of
     Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and
     Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short-
   and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by
   Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to
   us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting
   Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the
   Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o    Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o    Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business;
   however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that
   Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o    Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the
            Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o    Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o    Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o    Audit, compensation and nominating committees composed of
            independent directors exclusively.

       o    Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o    Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o    Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o    Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o    Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate
            performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o    Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o    Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o    Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o    Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o    Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o    Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o    Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o    Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o    Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price
            provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o    Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o    Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o    Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o    Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o    Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                                       10

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o    Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o    Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o    Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o    Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to
       100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o    Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o    Employee stock ownership plans (ESOPs), as long as shares
            allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o    Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o    Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o    Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

                                       12

     We will vote on a case-by-case basis on the following issues:

       o    Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o    The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o   Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o   Be a self-replenishing "evergreen" plan, plans that grant
                discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o    All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o    All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

                                       13

     We will vote against:

       o    Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o    Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o    Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o    Change in the state of incorporation. We will support
            reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of
            strengthening takeover defenses.

       o    Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o    Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o    Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

                                       14

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o    Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and
            conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o    Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o    Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o    Classified boards of closed-end mutual funds, but will typically support such proposals.

                                       15

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social
     Issues" may generally be described as shareholder proposals for a company to:

       o    Conduct studies regarding certain issues of public concern and interest;

       o    Study the feasibility of the company taking certain actions with regard to such issues; or

       o    Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                       16

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1)
State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2020. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS")
and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

NAME OF PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS MANAGED (000’S)	NUMBER OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED	ASSETS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED (000’S)
Chin Liu	Other Registered Investments Companies Other Pooled Investment Vehicles Other Accounts	2 1 0	$ 172,055 $ 79,898 $ 0	N/A N/A N/A	N/A N/A N/A
Campbell Brown	Other Registered Investments Companies Other Pooled Investment Vehicles Other Accounts	1 1 0	$ 100 $ 79,898 $ 0	N/A N/A N/A	N/A N/A N/A

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio
Manager" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and

                                       1

 consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner.
 Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are
  "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons
  (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved,
  Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts.
  Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the

                                       2

experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20%
  weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest
  (40%), which, in the case of the fund, is the Bank of America Merrill Lynch
  (BofA ML) 3-Month U.S. Treasury Bill Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more
Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of October 31, 2020 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

NAME OF PORTFOLIO MANAGER	BENEFICIAL OWNERSHIP OF THE FUND*
Chin Liu	E
Campbell Brown	C
*     Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

                                       3

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)
If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer ILS Interval Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2020

* Print the name and title of each signing officer under his or her signature.